SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-3
(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE INC.
(Exact name of Sponsor as specified in its charter)

NOVASTAR MORTGAGE FUNDING CORPORATION
(Exact name of Depositor and registrant as specified in its charter)

Delaware	333-134461	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NOVASTAR CERTIFICATES FINANCING CORPORATION
(Exact name of co-registrant as specified in its charter)

Delaware	333-134461-02	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(816) 237-7000

No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Corporation registered issuances of up to $17,974,575,431 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-134461 and No. 333-134461-02) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2006-3, issued on June 29, 2006, $1,089,000,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2006-3, Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 Certificates and Class M-10 Certificates (the "Offered Certificates"). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2006-3 were its Home Equity Loan Asset-Backed Certificates, Series 2006-3, Class M-11, Class M-9 DSI and Class M-10 DSI, Class M-11 DSI, Class CA and Class CB, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Pooling and Servicing Agreement filed in connection with the Certificates is hereby amended pursuant to the Amendment to the Pooling and Servicing Agreement, dated as of October 31, 2007 and attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, as depositor (the “Depositor”), NovaStar Mortgage, Inc., as servicer (the “Servicer”) and as sponsor (the “Sponsor”), U.S. Bank National Association, as custodian (the “Custodian”), The Bank of New York (as successor to JPMorgan Chase Bank, National Association), as trustee (the "Trustee"), and The Bank of New York (as successor to J.P. Morgan Trust Company, National Association), as co-trustee (the “Co-Trustee” and together with the Depositor, the Servicer, the Sponsor, the Custodian and the Trustee, the “Parties”).

The Pooling and Servicing Agreement filed in connection with the Certificates is hereby further amended pursuant to the Amendment to the Pooling and Servicing Agreement, dated as of November 1, 2007 attached hereto as Exhibit 4.2, among the Parties.

Item 9.01 - Financial Statements and Exhibits:

(a)   Financial Statements of Business Acquired:  None

(b)   Pro Forma Financial Information:   None

(c)	Exhibits:

4.1
Amendment to the Pooling and Servicing Agreement, dated as of October 31, 2007, among the Depositor, the Servicer and the Sponsor, the Custodian, the Trustee, and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

4.2
Amendment to the Pooling and Servicing Agreement, dated as of November 1, 2007, among the Depositor, the Servicer and the Sponsor, the Custodian, the Trustee, and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007

NOVASTAR MORTGAGE FUNDING CORPORATION By: __/s/ Matt Kaltenrieder ____________ Matt Kaltenrieder Vice President

Exhibit Index

Exhibit No.	Description

Exhibit 4.1
Amendment to the Pooling and Servicing Agreement, dated as of October 31, 2007, among the Depositor, the Servicer and the Sponsor, the Custodian, the Trustee, and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

Exhibit 4.2
Amendment to the Pooling and Servicing Agreement, dated as of November 1, 2007, among the Depositor, the Servicer and the Sponsor, the Custodian, the Trustee, and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.